EXHIBIT 10.12



                              Buffalo Wild Wings(R)


                           Area Development Agreement


                                     Between


                     Buffalo Wild Wings International, Inc.
                          1600 Utica Avenue, Suite 700
                              Minneapolis, MN 55416


                                       And



                                 Effective Date:



                             -----------------------
                             (To be completed by Us)

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                  PAGE
-------                                                                  ----

RECITALS 2

1.   DEFINITIONS..........................................................2

2.   GRANT OF DEVELOPMENT RIGHTS..........................................2

3.   DEVELOPMENT FEE......................................................2

4.   DEVELOPMENT SCHEDULE.................................................2

5.   TERM2

6.   YOUR DUTIES..........................................................2

7.   DEFAULT AND TERMINATION..............................................2

8.   RIGHTS AND DUTIES OF PARTIES UPON TERMINATION OR EXPIRATION..........2

9.   TRANSFER.............................................................2

10.  MISCELLANEOUS........................................................2


APPENDICES
----------

A.       DEVELOPMENT TERRITORY
B.       DEVELOPMENT SCHEDULE

                              BUFFALO WILD WINGS(R)
                           AREA DEVELOPMENT AGREEMENT

     This Area Development Agreement is made this ____ day of , 2005 between BUFFALO WILD WINGS INTERNATIONAL, INC., an Ohio corporation with its principal business located at 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota
55426 ("we" or "us") and , a(n) .........  whose principal  business  address is
("developer" or "you"). If the developer is a corporation, partnership or limited liability company, certain provisions of the Agreement also apply to your owners and will be noted.

                                    RECITALS

     A. Our parent company has developed a unique system for operating video entertainment oriented, fast casual restaurants that feature chicken wings, sandwiches, unique food service and other products, beverages and services using certain standards and specifications;

     B. Many of the food and beverage products are prepared according to specified recipes and procedures, some of which include proprietary sauces and mixes;

     C. Our parent company owns the BUFFALO WILD WINGS(R) Trademark and other trademarks used in connection with the Operation of a BUFFALO WILD WINGS restaurant;

     D. Our parent company has granted to us the right to sublicense the right to develop and operate BUFFALO WILD WINGS restaurants;

     E.   You  desire  to  develop  and  operate   several  BUFFALO  WILD  WINGS
restaurants and we, in reliance on your representations, have approved your franchise application to do so in accordance with this Agreement.

     In   consideration   of  the  foregoing   and  the  mutual   covenants  and
consideration below, you and we agree as follows:

                                   DEFINITIONS

     1. For purposes of this Agreement, the terms below have the following definitions:

          A. "Menu Items" means the chicken wings, sandwiches and other products and beverages prepared according to our specified recipes and procedures, as we may modify and change them from time to time.

          B. "Principal Owner" means any person who directly or indirectly owns a 10% or greater interest in the developer when the developer is a corporation, limited liability company, a partnership, or a similar entity. However, if we are entering into this Agreement totally or partially based on the financial qualifications, experience, skills or managerial qualifications of any person or entity who directly or indirectly owns less than a 10% interest in the developer, we have the right to designate that person or entity as a Principal Owner for all purposes under this Agreement, including, but not limited to, the execution of the personal guaranty referenced in Section 10.J below. In addition, if the developer is a partnership entity, then each general partner is a Principal Owner, regardless of the percentage ownership interest. If the developer is one or more individuals, each individual is a Principal Owner of the developer. You must have at least one Principal Owner.

          C. "Restaurants" means the BUFFALO WILD WINGS Restaurants you develop and operate pursuant to this Agreement.

          D. "System" means the BUFFALO WILD WINGS System, which consists of distinctive food and beverage products prepared according to special and confidential recipes and formulas with unique storage, preparation, service and delivery procedures and techniques, offered in a setting of distinctive exterior and interior layout, design and color scheme, signage, furnishings and materials and using certain distinctive types of facilities, equipment, supplies, ingredients, business techniques, methods and procedures together with sales promotion programs, all of which we may modify and change from time to time.

          E. "Trademarks" means the BUFFALO WILD WINGS Trademark and Service Mark that have been registered in the United States and elsewhere and the trademarks, service marks and trade names set forth in each Franchise Agreement, as we may modify and change from time to time, and the trade dress and other commercial symbols used in the Restaurants. Trade dress includes the designs, color schemes and image we authorize you to use in the operation of the Restaurants from time to time.

                           GRANT OF DEVELOPMENT RIGHTS
                           ---------------------------

     2. The following provisions control with respect to the rights granted hereunder:

          A. We grant to you, under the terms and conditions of this Agreement, the right to develop and operate _________ (___) BUFFALO WILD WINGS Restaurants (the "Restaurants") within the territory described on Appendix A ("Development Territory").

          B. You are bound by the development schedule ("Development Schedule") set forth in Appendix B. Time is of the essence for the development of each Restaurant in accordance with the Development Schedule. Each Restaurant must be developed and operated pursuant to a separate Franchise Agreement that you enter into with us pursuant to Section 4.B below.

          C. If you are in compliance with the Development Schedule set forth on Appendix B, we will not develop or operate or grant anyone else a franchise to develop and operate a BUFFALO WILD WINGS Restaurant business (except for the Special Sites and Limited Seating Facilities defined in
     Section 2.D or as otherwise set forth in this Agreement) in the Development Territory prior to the earlier of (i) the expiration or termination of this Agreement; (ii) the date on which you must execute the Franchise Agreement for your last restaurant pursuant to the terms of the Development Schedule or (iii) the date on which the Designated Area for your final Restaurant under this Agreement is determined. However, in the event that the Development Territory covers more than one city, county or designated market area, the protection for each particular city, county or designated market area shall expire upon the earliest of (1) any of the foregoing events or (2) the date when the Designated Area for your final Restaurant to be developed in such city, county or designated market area under this Agreement is determined. Notwithstanding anything in this Agreement, upon the earliest occurrence of any of the foregoing events (i) the Development Territory shall expire and (ii) we will be entitled to develop and operate, or to franchise others to develop and operate, BUFFALO WILD WINGS restaurants in the Development Territory, except as may be otherwise provided under any Franchise Agreement that has been executed between us and you and that has not been terminated. At the time you execute your final Franchise Agreement under the Development Schedule, you must have an Authorized Location for your final Restaurant.

          D. The rights granted under this Agreement are limited to the right to develop and operate Restaurants located in the Development Territory, and do not include (i) any right to sell products and Menu Items identified by the Trademarks at any location or through any other channels or methods of distribution, including the internet (or any other existing or future form of electronic commerce), other than at Restaurants within the Development Territory, (ii) any right to sell products and Menu Items identified by the Trademarks to any person or entity for resale or further distribution, or (iii) any right to exclude, control or impose conditions on our development or operation of franchised, company or affiliate owned restaurants at any time or at any location outside of the Development Territory. You may not use any the words BUFFALO, WILD or WINGS or any of the other Trademarks as part of the name of your corporation, partnership, limited liability company or other similar entity.

          You acknowledge and agree that we and our affiliates have the right to operate and franchise others the right to operate restaurants or any other business within and outside the Development Territory under trademarks other than the BUFFALO WILD WINGS Trademarks, without compensation to any franchisee, except that our operation of, or association or affiliation with, restaurants (through franchising or otherwise) in the Development Territory that compete with BUFFALO WILD WINGS restaurants in the video entertainment oriented, fast casual restaurant segment will only occur through some form of merger or acquisition with an existing restaurant chain. Outside of the Development Territory, we and our affiliates have the right to grant other franchises or develop and operate company or affiliate owned BUFFALO WILD WINGS restaurants and offer, sell or distribute any products or services associated with the System (now or in the future) under the Trademarks or any other trademarks, service marks or trade names or through any distribution channel or method, all without compensation to any franchisee.

          We and our affiliates have the right to offer, sell or distribute, within and outside the Development Territory, any frozen, pre-packaged items or other products or services associated with the System (now or in the future) or identified by the Trademarks, or any other trademarks, service marks or trade names, except for Prohibited Items (as defined below), through any distribution channels or methods, without compensation to any franchisee. The distribution channels or methods include, without limitation, grocery stores, club stores, convenience stores, wholesale, hospitals, clinics, health care facilities, business or industry locations (e.g. manufacturing site, office building), military installations, military commissaries or the internet (or any other existing or future form of electronic commerce). The Prohibited Items are the following items that we will not sell in the Development Territory through other distribution channels or methods: any retail food service Menu Items that are cooked or prepared to be served to the end user or customer for consumption at the retail location (unless sold at the limited seating facilities referenced in subparagraph (i) of the paragraph above). For example, chicken wings cooked and served to customers at a grocery store or convenience store would be a Prohibited Item, but the sale of frozen or pre-packaged chicken wings at a grocery store or convenience store would be a permitted form of distribution in the Development Territory.

          You acknowledge and agree that certain locations within the Development Territory are by their nature unique and separate in character from sites generally developed as BUFFALO WILD WINGS restaurants. As a result, you agree that the following locations ("Special Sites") are excluded from the Development Territory and we have the right, subject to our then-current Special Sites Impact Policy, to develop or franchise such locations: (1) military bases; (2) public transportation facilities; (3) sports facilities, including race tracks; (4) student unions or other similar buildings on college or university campuses; (5) amusement and theme parks; and (6) community and special events.

          In addition, you acknowledge and agree that, subject to your right of first refusal as set forth below, we and our affiliates have the right to operate or franchise within the Development Territory one or more facilities selling, for dine in or take out, all or some of the Menu Items, using the Trademarks or any other trademarks, service marks or trade names, without compensation to any franchisee, provided, however, that such facilities shall not have an interior area larger than 2,400 square feet and shall not have seating capacity for more than 48 people ("Limited Seating Facilities"). If we develop a model for a Limited Seating Facility and determine that your Development Territory is an appropriate market for such a facility, we will provide to you a written offer ("Offer") specifying the terms and conditions for your development of the Limited Seating Facility. You will have 90 days following your receipt of the Offer to accept the Offer by delivering written notice to us of your acceptance, provided that you are not in default under this Agreement or any other Agreement with us or our affiliates. If you do not provide written notice to us within the time period or if you are in default under this Agreement or any other agreement with us or our affiliates, you will lose the right to develop the Limited Seating Facility and we may develop or franchise others to develop the Limited Seating Facility within your Development Territory. You acknowledge and agree that if you accept the Offer, we may require you to submit a full application, pay an initial fee and sign a new form of franchise agreement.

          E. This Agreement is not a Franchise Agreement and you have no right to use in any manner the Trademarks by virtue of this Agreement. You have no right under this Agreement to sublicense or subfranchise others to operate a business or restaurant or use the System or the Trademarks.

                                 DEVELOPMENT FEE
                                 ---------------

     3.   You must pay a Development Fee as described below:

          A. As consideration for the rights granted in this Agreement, you must pay us a "Development Fee" of $_________, representing one-half of the Initial Franchise Fee for each Restaurant to be developed under this Agreement. The Initial Franchise Fee for the first Restaurant is
     $___________. The Initial Franchise Fee for the second Restaurant is $__________. The Initial Franchise Fee for each subsequent Restaurant is $__________.

          The Development Fee is consideration for this Agreement and not consideration for any Franchise Agreement, is fully earned by us upon execution of this Agreement and is non-refundable. The part of the Initial Franchise Fee that is included in the Development Fee is credited against the Initial Franchise Fee payable upon the signing of each individual Franchise Agreement. The balance of the Initial Franchise Fee for the first Restaurant must be paid at the time of execution of this Agreement, together with the execution by you of the Franchise Agreement for the first Restaurant. The total amount to be paid by you at the time of execution of this Agreement pursuant to this Section, including both the Development Fee and the balance of the Initial Franchise Fee for your first Restaurant is $_______. The balance of the Initial Franchise Fee for each subsequent Restaurant is due as specified in Section 3.B.

          B. You must submit a separate application for each Restaurant to be established by you within the Development Territory as further described in
     Section 4. Upon our consent to the site of your Restaurant, a separate Franchise Agreement must be executed for each such Restaurant, at which time the balance of the Initial Franchise Fee for that Restaurant is due and owing. Such payment represents the balance of the appropriate Initial Franchise Fee, as described above in Section 3.A. Upon the execution of each Franchise Agreement, the terms and conditions of the Franchise Agreement control the establishment and operation of such Restaurant.

                              DEVELOPMENT SCHEDULE
                              --------------------

     4. The following provisions control with respect to your development rights and obligations:

          A. You are bound by and strictly must follow the Development Schedule. By the dates set forth under the Development Schedule, you must enter into Franchise Agreements with us pursuant to this Agreement for the number of Restaurants described under the Development Schedule. You also must comply with the Development Schedule requirements regarding (i) the restaurant type to be developed and the opening date for each Restaurant and (ii) the cumulative number of Restaurants to be open and continuously operating for business in the Development Territory. If you fail to either execute a Franchise Agreement or to open a Restaurant according to the dates set forth in the Franchise Agreement, we have the right to (i) require that you hire a franchise development expert with recognized experience in developing franchises in a similar line of business to ours or (ii) immediately terminate this Agreement pursuant to Section 7.B. If you are developing 3 or more restaurants under this Agreement, you will have a "late opening extension right" of two weeks for each restaurant in which we will not have the right under (i) or (ii) in the previous sentence. To take advantage of this late opening extension, you must make a request for the extension 45 days prior to the opening date set forth in the Franchise Agreement and have been in continuous compliance throughout the term of this Agreement.

          B. You may not develop a Restaurant unless (i) at least 45 days, but no more than 60 days, prior to the date set forth in the Development
     Schedule  for the  execution  of each  Franchise  Agreement,  you send us a notice  (a)  requiring  that  we  send  you  our  then  current  disclosure
     documents,   (b)  confirming  your  intention  to  develop  the  particular
     Restaurant and (c) sending us all information necessary to complete the Franchise Agreement for the particular Restaurant and (ii) all of the following conditions have been met (these conditions apply to each Restaurant to be developed in the Development Territory):

               1. Your Submission of Proposed Site. You must find a proposed site for the Restaurant which you reasonably believe to conform to our site selection criteria, as modified by us from time to time, and submit to us a complete site report (containing such demographic, commercial, and other information and photographs as we may reasonably require) for such site.

               2. Our Consent to Proposed Site. You must receive our written consent to your proposed site. We agree not to unreasonably withhold consent to a proposed site. Prior to granting our consent to a site, you must have the site evaluated by the proprietary site evaluator software that has been developed by GeoVue, Inc. You will pay GeoVue, Inc. an evaluation fee of $400 per site evaluated, provided, that you must purchase the rights to have at least 3 sites evaluated, unless you receive our prior approval to purchase less than 3 sites, based on the trade area. In approving or disapproving any proposed site, we will consider such matters as we deem material, including demographic characteristics of the proposed site, traffic patterns, competition, the proximity to other businesses, the nature of other businesses in proximity to the site, and other commercial characteristics (including the purchase or lease obligations for the proposed site) and the size of premises, appearance and other physical characteristics. Our consent to a proposed site, however, does not in any way constitute a guaranty by us as to the success of the Restaurant.

               3. Your Submission of Information. You must furnish to us, at least 30 days prior to the earliest of (i) the date set forth in the Development Schedule by which you must execute a Franchise Agreement or (ii) the actual date in which the Franchise Agreement would be executed, a franchise application for the proposed Restaurant, financial statements and other information regarding you, the operation of any of your other Restaurants within the Development Territory and the development and operation of the proposed Restaurant (including, without limitation, investment and financing plans for the proposed Restaurant) as we may reasonably require.

               4. Your Compliance with Our Then-Current Standards for Franchisees. You must receive written confirmation from us that you meet our then-current standards for franchisees, including financial capability criteria for the development of a new Restaurant. You acknowledge and agree that this requirement is necessary to ensure the proper development and operation of your Restaurants, and preserve and enhance the reputation and goodwill of all BUFFALO WILD WINGS restaurants and the goodwill of the Trademarks. Our confirmation that you meet our then-current standards for the development of a new Restaurant, however, does not in any way constitute a guaranty by us as to your success.

               5. Good Standing. You must not be in default of this Agreement, any Franchise Agreement entered into pursuant to this Agreement or any other agreement between you or any of your affiliates and us or any of our affiliates. You also must have satisfied on a timely basis all monetary and material obligations under the Franchise Agreements for all existing Restaurants.

               6.   Execution of Franchise Agreement. You and we must enter into our then-current form of Franchise Agreement for the proposed Restaurant. You understand that we may modify the then-current form of Franchise Agreement from time to time and that it may be different than the current form of Franchise Agreement, including different fees and obligations. You understand and agree that any and all Franchise Agreements will be construed and exist independently of this Agreement. The continued existence of each Franchise Agreement will be determined by the terms and conditions of such Franchise Agreement. Except as specifically set forth in this Agreement, the establishment and operation of each Restaurant must be in accordance with the terms of the applicable Franchise Agreement.

          C. You must begin substantial construction of each of the Restaurants at least 150 days before the deadline to open each of the Restaurants if the Restaurant will be in a free standing location or at least 120 days before the deadline to open the Restaurant if the Restaurant will be in a non-free standing location. In addition, on or before the deadlines to start construction you must submit to us executed copies of any loan documents and/or any other document that proves that you have secured adequate financing to complete the construction of the Restaurant by the date you are obligated to have that Restaurant open and in operation. In the event that you fail to comply with any of these obligations, we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 7.B.

          D. You acknowledge that you have conducted an independent investigation of the prospects for the establishment of Restaurants within the Development Territory, and recognize that the business venture contemplated by this Agreement involves business and economic risks and that your financial and business success will be primarily dependent upon the personal efforts of you and your management and employees. We expressly disclaim the making of, and you acknowledge that you have not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential gross sales, profits, earnings or the financial success of the Restaurants you develop within the Development Territory.

          E. You recognize and acknowledge that this Agreement requires you to open Restaurants in the future pursuant to the Development Schedule. You further acknowledge that the estimated expenses and investment requirements set forth in Items 6 and 7 of our Uniform Franchise Offering Circular are subject to increase over time, and that future Restaurants likely will involve greater initial investment and operating capital requirements than those stated in the Uniform Franchise Offering Circular provided to you prior to the execution of this Agreement. You are obligated to execute all the Franchise Agreements and open all the Restaurants on the dates set forth on the Development Schedule, regardless of (i) the requirement of a greater investment, (ii) the financial condition or performance of your prior Restaurants, or (iii) any other circumstances, financial or otherwise. The foregoing shall not be interpreted as imposing any obligation upon us to execute the Franchise Agreements under this Agreement if you have not complied with each and every condition necessary to develop the Restaurants.

                                      TERM
                                      ----

     5. Unless sooner terminated in accordance with Section 7 of this Agreement and subject to the terms detailed in Section 2.C, the term of this Agreement and all rights granted to you will expire on the date that your last BUFFALO WILD WINGS Restaurant is scheduled to be opened under the Development Schedule.

                                   YOUR DUTIES
                                   -----------

     6.   You must perform the following obligations:

          A. You must comply with all of the terms and conditions of each Franchise Agreement, including the operating requirements specified in each Franchise Agreement.

          B. You and your owners, officers, directors, shareholders, partners, members and managers (if any) acknowledge that your entire knowledge of the operation of a BUFFALO WILD WINGS Restaurant and the System, including the knowledge or know-how regarding the specifications, standards and operating procedures of the services and activities, is derived from information we disclose to you and that certain information is proprietary, confidential and constitutes our trade secrets. The term "trade secrets" refers to the whole or any portion of know-how, knowledge, methods, specifications, processes, procedures and/or improvements regarding the business that is valuable and secret in the sense that it is not generally known to our competitors and any proprietary information contained in the manuals or otherwise communicated to you in writing, verbally or through the internet or other online or computer communications, and any other knowledge or know-how concerning the methods of operation of the Restaurants. You and your owners, officers, directors, shareholders, partners, members and managers (if any), jointly and severally, agree that at all times during and after the term of this Agreement, you will maintain the absolute confidentiality of all such proprietary information and will not disclose, copy, reproduce, sell or use any such information in any other business or in any manner not specifically authorized or approved in advance in writing by us. We may require that you obtain nondisclosure and confidentiality agreements in a form satisfactory to us from the individuals identified in the first sentence of this paragraph and other key employees.

          C. You must comply with all requirements of federal, state and local laws, rules and regulations.

          D. If you at some time in the future desire to make either a public or a private offering of your securities, prior to such offering and sale, and prior to the public release of any statements, data, or other information of any kind relating to the proposed offering of your securities, you must secure our written approval, which approval will not be unreasonably withheld. You must secure our prior written consent to any and all press releases, news releases and any and all other publicity, the primary purpose of which is to generate interest in your offering. Only after we have given our written approval may you proceed to file, publish, issue, and release and make public any said data, material and information regarding the securities offering. It is specifically understood that any review by us is solely for our own information, and our approval does not constitute any kind of authorization, acceptance, agreement, endorsement, approval, or ratification of the same, either expressly or implied. You may make no oral or written notice of any kind whatsoever indicating or implying that we and/or our affiliates have any interest in the relationship whatsoever to the proposed offering other than acting as Franchisor. You agree to indemnify, defend, and hold us and our affiliates harmless, and our affiliates' directors, officers, successors and assigns harmless from all claims, demands, costs, fees, charges, liability or expense (including attorneys' fees) of any kind whatsoever arising from your offering of information published or communicated in actions taken in that regard.

          E. If neither you, your Principal Owner, nor any other person in your organization possesses, in our judgment, adequate experience and skills to allow you to locate, obtain and develop prime locations in the Development Territory to allow you to meet your development obligations under this Agreement, we can require that you hire or engage a person with those necessary skills.

                             DEFAULT AND TERMINATION
                             -----------------------

     7.   The   following   provisions   apply  with   respect  to  default  and
termination:

          A. The rights and territorial protection granted to you in this Agreement have been granted in reliance on your representations and warranties, and strictly on the conditions set forth in Sections 2, 4 and 6 of this Agreement, including the condition that you comply strictly with the Development Schedule.

          B. You will be deemed in default under this Agreement if you breach any of the terms of this Agreement, including the failure to meet the Development Schedule, or the terms of any Franchise Agreement or any other agreements between you or your affiliates and us or our affiliates. All rights granted in this Agreement immediately terminate upon written notice without opportunity to cure if: (i) you become insolvent, commit any affirmative action of insolvency or file any action or petition of insolvency, (ii) a receiver (permanent or temporary) of your property is appointed by a court of competent authority, (iii) you make a general assignment or other similar arrangement for the benefit of your creditors,
     (iv) a final judgment remains unsatisfied of record for 30 days or longer (unless supersedeas bond is filed), (v) execution is levied against your business or property, (vi) suit to foreclose any lien or mortgage against the premises or equipment is instituted against you and not dismissed within 30 days, or is not in the process of being dismissed, (vii) you fail to meet the development obligations set forth in the Development Schedule attached as Appendix B, (viii) failure to start substantial construction of any of the Restaurants by the date established in Section 4.C (ix) failure to secure financing for the construction of any of the Restaurants by the date set forth in Section 4.C (x) you violate the provisions of Section

     10.N; (xi) you fail to comply with any other provision of this Agreement and do not correct the failure within 30 days after written notice of that failure is delivered to you, or (xii) we have delivered to you a notice of termination of a Franchise Agreement in accordance with its terms and conditions.

           RIGHTS AND DUTIES OF PARTIES UPON TERMINATION OR EXPIRATION
           -----------------------------------------------------------

     8. Upon termination or expiration of this Agreement, all rights granted to you will automatically terminate, and:

          A. All remaining rights granted to you to develop Restaurants under this Agreement will automatically be revoked and will be null and void. You will not be entitled to any refund of any fees. You will have no right to develop or operate any business for which a Franchise Agreement has not been executed by us. We will be entitled to develop and operate, or to franchise others to develop and operate, BUFFALO WILD WINGS restaurants in the Development Territory, except as may be otherwise provided under any Franchise Agreement that has been executed between us and you and that has not been terminated.

          B. You must immediately cease to operate your business under this Agreement and must not thereafter, directly or indirectly, represent to the public or hold yourself out as a present or former developer of ours.

          C. You must take such action as may be necessary to cancel or assign to us or our designee, at our option, any assumed name or equivalent registration that contains the name or any of the words BUFFALO, WILD or WINGS or any other Trademark of ours, and you must furnish us with evidence satisfactory to us of compliance with this obligation within 30 days after termination or expiration of this Agreement.

          D. You must assign to us or our designee all your right, title, and interest in and to your telephone numbers and must notify the telephone company and all listing agencies of the termination or expiration of your right to use any telephone number in any regular, classified or other telephone directory listing associated with the Trademarks and to authorize transfer of same at our direction.

          E. You must within 30 days of the termination or expiration pay all sums owing to us and our affiliates, including the balance of the Initial Franchise Fees that we would have received had you developed all of the Restaurants set forth in the Development Schedule. In addition to the Initial Franchise Fees for undeveloped Restaurants, you agree to pay as fair and reasonable liquidated damages (but not as a penalty) an amount equal to $50,000 for each undeveloped Restaurant. You agree that this amount is for lost revenues from Royalty Fees and other amounts payable to us, including the fact that you were holding the development rights for those Restaurants and precluding the development of certain Restaurants in the Development Territory, and that it would be difficult to calculate with certainty the amount of damage we will incur. Notwithstanding your agreement, if a court determines that this liquidated damages payment is unenforceable, then we may pursue all other available remedies, including consequential damages.

          All unpaid amounts will bear interest at the rate of 18% per annum or the maximum contract rate of interest permitted by governing law, whichever is less, from and after the date of accrual. In the event of termination for any default by you, the sums due will include all damages, costs, and expenses, including reasonable attorneys' fees and expenses, incurred by us as a result of the default. You also must pay to us all damages, costs and expenses, including reasonable attorneys' fees and expenses, that we incur subsequent to the termination or expiration of this Agreement in obtaining injunctive or other relief for the enforcement of any provisions of this Agreement.

          F. If this Agreement is terminated solely for your failure to meet the Development Schedule and for no other reason whatsoever, and you have opened at least 50% of the total number of Restaurants provided for in the Development Schedule, you may continue to operate those existing Restaurants under the terms of the separate Franchise Agreement for each Restaurant. On the other hand, if this Agreement is terminated under any other circumstance, we have the option to purchase from you all the assets used in the Restaurants that have been developed prior to the termination of this Agreement. Assets include leasehold improvements, equipment, furniture, fixtures, signs, inventory, liquor licenses and other transferable licenses and permits for the Restaurants.

          We have the unrestricted right to assign this option to purchase. We or our assignee will be entitled to all customary warranties and representations given by the seller of a business including, without limitation, representations and warranties as to (i) ownership, condition and title to assets; (ii) liens and encumbrances relating to the assets; and (iii) validity of contracts and liabilities, inuring to us or affecting the assets, contingent or otherwise. The purchase price for the assets of the Restaurants will be determined in accordance with the post-termination purchase option provision in the individual Franchise Agreement for each Restaurant (with the purchase price to include the value of any goodwill of the business attributable to your operation of the Restaurant if you are in compliance with the terms and conditions of the Franchise Agreement for that Restaurant). The purchase price must be paid in cash at the closing of the purchase, which must take place no later than 90 days after your receipt of notice of exercise of this option to purchase, at which time you must deliver instruments transferring to us or our assignee: (i) good and merchantable title to the assets purchased, free and clear of all liens and encumbrances (other than liens and security interests acceptable to us or our assignee), with all sales and other transfer taxes paid by you; and
     (ii) all licenses and permits of the Restaurants that may be assigned or transferred. If you cannot deliver clear title to all of the purchased assets, or in the event there are other unresolved issues, the closing of the sale will be accomplished through an escrow. We have the right to set off against and reduce the purchase price by any and all amounts owed by you to us, and the amount of any encumbrances or liens against the assets or any obligations assumed by us. You and each holder of an interest in you must indemnify us and our affiliates against all liabilities not so assumed. You must maintain in force all insurance policies required pursuant to the applicable Franchise Agreement until the closing on the sale.

          G. All of our and your obligations that expressly or by their nature survive the expiration or termination of this Agreement will continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied or by their nature expire.

                                    TRANSFER
                                    --------

     9.   The following provisions govern any transfer:

          A. We have the right to transfer all or any part of our rights or obligations under this Agreement to any person or legal entity.

          B. This Agreement is entered into by us with specific reliance upon your personal experience, skills and managerial and financial qualifications. Consequently, this Agreement, and your rights and obligations under it, are and will remain personal to you. You may only Transfer your rights and interests under this Agreement if you obtain our prior written consent and you transfer all of your rights and interests under all Franchise Agreements for Restaurants in the Development Territory. Accordingly, the assignment terms and conditions of the Franchise Agreements shall apply to any Transfer of your rights and interests under this Agreement. As used in this Agreement, the term "Transfer" means any sale, assignment, gift, pledge, mortgage or any other encumbrance, transfer by bankruptcy, transfer by judicial order, merger, consolidation, share exchange, transfer by operation of law or otherwise, whether direct or indirect, voluntary or involuntary, of this Agreement or any interest in it, or any rights or obligations arising under it, or of any material portion of your assets, or of any interest in you.

                                  MISCELLANEOUS

     10.  The parties agree to the following provisions:

          A. You agree to indemnify, defend, and hold us, our affiliates and our officers, directors, shareholders and employees harmless from and against any and all claims, losses, damages and liabilities, however caused, arising directly or indirectly from, as a result of, or in connection with, the development, use and operation of your Restaurants, as well as the costs, including attorneys' fees, of defending against them ("Franchise Claims"). Franchise Claims include, but are not limited to, those arising from any death, personal injury or property damage (whether caused wholly or in part through our or our affiliates active or passive negligence), latent or other defects in any Restaurant, or your employment practices. In the event a Franchise Claim is made against us or our affiliates, we reserve the right in our sole judgment to select our own legal counsel to represent our interests, at your cost.

          B. Should one or more clauses of this Agreement be held void or unenforceable for any reason by any court of competent jurisdiction, such clause or clauses will be deemed to be separable in such jurisdiction and the remainder of this Agreement is valid and in full force and effect and the terms of this Agreement must be equitably adjusted so as to compensate the appropriate party for any consideration lost because of the elimination of such clause or clauses.

          C. No waiver by us of any breach by you, nor any delay or failure by us to enforce any provision of this Agreement, may be deemed to be a waiver of any other or subsequent breach or be deemed an estoppel to enforce our rights with respect to that or any other or subsequent breach. This Agreement may not be waived, altered or rescinded, in whole or in part, except by a writing signed by you and us. This Agreement together with the application form executed by you requesting us to enter into this Agreement constitute the sole agreement between the parties with respect to the entire subject matter of this Agreement and embody all prior agreements and negotiations with respect to the business. You acknowledge and agree that you have not received any warranty or guarantee, express or implied, as to the potential volume, profits or success of your business. There are no representations or warranties of any kind, express or implied, except as contained in this Agreement.

          D. Except as otherwise provided in this Agreement, any notice, demand or communication provided for must be in writing and signed by the party serving the same and either delivered personally or by a reputable overnight service or deposited in the United States mail, service or postage prepaid and addressed as follows:

               1. If intended for us, addressed to General Counsel, Buffalo Wild Wings International, Inc., 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416;

               2.   If intended for you, addressed to you at ; or,

          in either case, to such other address as may have been designated by notice to the other party. Notices for purposes of this Agreement will be deemed to have been received if mailed or delivered as provided in this subparagraph.

          E. Any modification, consent, approval, authorization or waiver granted in this Agreement required to be effective by signature will be valid only if in writing executed by the Principal Owner or, if on behalf of us, in writing executed by our President or one of our authorized Vice Presidents.

          F. The following provisions apply to and govern the interpretation of this Agreement, the parties' rights under this Agreement, and the relationship between the parties:

               1. Applicable Law and Waiver. Subject to our rights under federal trademark laws, the parties' rights under this Agreement, and the relationship between the parties, is governed by, and will be interpreted in accordance with, the laws (statutory and otherwise) of the state in which your first Restaurant is located. You waive, to the fullest extent permitted by law, the rights and protections that might be provided through the laws of any state relating to franchises or business opportunities, other than those of the state in which your first Restaurant is located.

               2. Our Rights. Whenever this Agreement provides that we have a certain right, that right is absolute and the parties intend that our exercise of that right will not be subject to any limitation or review. We have the right to operate, administrate, develop, and change the System in any manner that is not specifically precluded by the provisions of this Agreement, although this right does not modify the express limitations set forth in this Agreement.

               3. Our Reasonable Business Judgment. Whenever we reserve discretion in a particular area or where we agree to exercise our rights reasonably or in good faith, we will satisfy our obligations whenever we exercise Reasonable Business Judgment in making our decision or exercising our rights. Our decisions or actions will be deemed to be the result of Reasonable Business Judgment, even if other reasonable or even arguably preferable alternatives are available, if our decision or action is intended, in whole or significant part, to promote or benefit the System generally even if the decision or action also promotes our financial or other individual interest. Examples of items that will promote or benefit the System include, without limitation, enhancing the value of the Trademarks, improving customer service and satisfaction, improving product quality, improving uniformity, enhancing or encouraging modernization and improving the competitive position of the System.

          G. Any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties that is not subject to arbitration under Section 10.M must be brought in the Federal District Court for the District of Minnesota or in Hennepin County District Court, Fourth Judicial District, Minneapolis, Minnesota. Both parties irrevocably submit themselves to, and consent to, the jurisdiction of said courts. The provisions of this Section will survive the termination of this Agreement. You are aware of the business purposes and needs underlying the language of this subparagraph, and with a complete understanding, agree to be bound in the manner set forth.

          H. All parties hereby waive any and all rights to a trial by jury in connection with the enforcement or interpretation by judicial process of any provision of this Agreement, and in connection with allegations of state or federal statutory violations, fraud, misrepresentation or similar causes of action or any legal action initiated for the recovery of damages for breach of this Agreement.

          I. You and us and our affiliates agree to waive, to the fullest extent permitted by law, the right to or claim for any punitive or exemplary damages against the other and agree that in the event of any dispute between them, each will be limited to the recovery of actual damages sustained.

          J. If you are a corporation, partnership, limited liability company or partnership or other legal entity, all of your Principal Owners must execute the form of undertaking and guarantee at the end of this Agreement. Any person or entity that at any time after the date of this Agreement becomes a Principal Owner must execute the form of undertaking and guarantee at the end of this Agreement.

          K. You and we are independent contractors. Neither party is the agent, legal representative, partner, subsidiary, joint venturer or employee of the other. Neither party may obligate the other or represent any right to do so. This Agreement does not reflect or create a fiduciary relationship or a relationship of special trust or confidence.

          L. In the event of any failure of performance of this Agreement according to its terms by any party due to force majeure will not be deemed a breach of this Agreement. For purposes of this Agreement, "force majeure" shall mean acts of God, State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies or any raw material, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion or other similar event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of any party hereto, which prevents in whole or in material part the performance by one of the parties hereto of its obligations hereunder.

          M. Except as qualified below, any dispute between you and us or any of our or your affiliates arising under, out of, in connection with or in relation to this Agreement, the parties' relationship, or the business must be submitted to binding arbitration under the authority of the Federal Arbitration Act and must be arbitrated in accordance with the then-current rules and procedures and under the auspices of the American Arbitration Association. The arbitration must take place in Minneapolis, Minnesota, or at such other place as may be mutually agreeable to the parties. Any arbitration must be resolved on an individual basis and not joined as part of a class action or the claims of other parties. The arbitrators must follow the law and not disregard the terms of this Agreement. The decision of the arbitrators will be final and binding on all parties to the dispute; however, the arbitrators may not under any circumstances: (i) stay the effectiveness of any pending termination of this Agreement; (ii) assess punitive or exemplary damages; or (iii) make any award which extends, modifies or suspends any lawful term of this Agreement or any reasonable standard of business performance that we set.

          Before the filing of any arbitration, the parties agree to mediate any dispute that does not include injunctive relief or specific performance actions covered below, provided that the party seeking mediation must notify the other party of its intent to mediate prior to the termination of this Agreement. Mediation will be conducted by a mediator or mediation program agreed to by the parties. Persons authorized to settle the dispute must attend any mediation session. The parties agree to participate in the mediation proceedings in good faith with the intention of resolving the dispute if at all possible within 30 days of the notice from the party seeking to initiate the mediation procedures. If not resolved within 30 days, the parties are free to pursue arbitration. Mediation is a compromise negotiation for purposes of the federal and state rules of evidence, and the entire process is confidential.

          Nothing in this Agreement bars our right to obtain injunctive relief against threatened conduct that will cause us loss or damages, under the usual equity rules, including the applicable rules for obtaining restraining orders and preliminary injunctions. Furthermore, we and our affiliates have the right to commence a civil action against you or take other appropriate action for the following reasons: to collect sums of money due to us; to compel your compliance with trademark standards and requirements to protect the goodwill of the Trademarks; to compel you to compile and submit required reports to us; or to permit evaluations or audits authorized by this Agreement.

          The prevailing party in any action or proceeding arising under, out of, in connection with, or in relation to this Agreement, any lease or sublease for the Restaurant or Authorized Location, or the business will be entitled to recover its reasonable attorneys' fees and costs.

          N. During the term of this Agreement, neither we nor you may employ or seek to employ, directly or indirectly, any person who is at the time or was at any time during the prior 6 months employed in any type of managerial position by the other party or any of its subsidiaries or affiliates, or by any franchisee in the system. In the event that you violate this provision, we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 7.B. In addition, any party who violates this provision agrees to pay as fair and reasonable liquidated damages (but not as a penalty) an amount equal to 2 times the annual compensation that the person being hired away was perceiving at the time the violating party offers her/him employment. You agree that this amount is for the damages that the non-violating party will suffer for the loss of the person hired away by the other party, including the costs of finding, hiring and training a new employee and for the loss of the services and experience of the employee hired away, and that it would be difficult to calculate with certainty the amount of damages that the non-violating party will incur. Notwithstanding the foregoing, if a court determines that this liquidated damages payment is unenforceable, then the non-violating party may pursue all other available remedies, including consequential damages. This subparagraph will not be violated if (i) at the time we or you employ or seek to employ the person, the former employer has given its written consent or (ii) we employ or seek to employ the person in connection with the transfer of the Restaurant(s) to us or any of our affiliates. The parties acknowledge and agree that any franchisee from whom an employee was hired by you in violation of this subparagraph shall be a third-party beneficiary of this provision, but only to the extent that they may seek compensation from you.

          O. We will designate the "Effective Date" of this Agreement in the space provided on the cover page. If no Effective Date is designated on the cover page, the Effective Date is the date when we sign this Agreement.

     IN WITNESS WHEREOF, the parties have executed the foregoing Agreement as of the dates written below.


DEVELOPER:                                   FRANCHISOR

                                             BUFFALO WILD WINGS
-----------------------------------            INTERNATIONAL INC.


                                             -----------------------------------
By:                                          By:     Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its: President & CEO
       ----------------------------                 ----------------------------



-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------



-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                   -------------------------------------------
                     PERSONALLY BY THE TERMS AND CONDITIONS
                     --------------------------------------
                        OF THE AREA DEVELOPMENT AGREEMENT
                        ---------------------------------

     In consideration of the execution of the Area Development Agreement (the "Agreement") between BUFFALO WILD WINGS INTERNATIONAL, INC. ("we" or "us") and _______________________ (the "Developer"), dated ________________, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guarantor for the payment of all amounts and the performance of the covenants, terms and conditions in the Agreement, to be paid, kept and performed by the Developer, including without limitation the arbitration and other dispute resolution provisions of the Agreement.

     Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in the Agreement and agree that this Personal Guaranty will be construed as though the undersigned and each of them executed an agreement containing the identical terms and conditions of the Agreement.

     The undersigned waives (1) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; (2) protest and notice of default to any party respecting the indebtedness or nonperformance of any obligations hereby guaranteed; (3) any right he/she may have to require that an action be brought against the Developer or any other person as a condition of liability; and (4) notice of any changes permitted by the terms of the Agreement or agreed to by the Developer.

     In addition, the undersigned consents and agrees that: (1) the undersigned's liability will not be contingent or conditioned upon our pursuit of any remedies against the Developer or any other person; (2) such liability will not be diminished, relieved or otherwise affected by the Developer's insolvency, bankruptcy or reorganization, the invalidity, illegality or unenforceability of all or any part of the Agreement, or the amendment or extension of the Agreement with or without notice to the undersigned; and (3) this Personal Guaranty shall apply in all modifications to the Agreement of any nature agreed to by Developer with or without the undersigned receiving notice thereof.

     It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this Personal Guaranty will inure to the benefit of our successors and assigns.

DEVELOPER:
          ---------------------------------

PERSONAL GUARANTORS:


-------------------------------------      -------------------------------------
          Individually                                   Individually


-------------------------------------      -------------------------------------
           Print Name                                     Print Name


-------------------------------------      -------------------------------------
             Address                                        Address


-------------------------------------      -------------------------------------
City          State         Zip Code         City         State         Zip Code


-------------------------------------      -------------------------------------
            Telephone                                      Telephone

-------------------------------------      -------------------------------------
          Individually                                   Individually


-------------------------------------      -------------------------------------
           Print Name                                     Print Name



-------------------------------------      -------------------------------------
             Address                                        Address



-------------------------------------      -------------------------------------
City          State         Zip Code         City         State         Zip Code



-------------------------------------      -------------------------------------
            Telephone                                      Telephone

                                   APPENDIX A
                                   ----------

                      DESCRIPTION OF DEVELOPMENT TERRITORY


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



DEVELOPER:                                 FRANCHISOR

                                           BUFFALO WILD WINGS INTERNATIONAL INC.


                                             -----------------------------------
By:                                          By:
   --------------------------------             --------------------------------
   Its:                                         Its:
       ----------------------------                 ----------------------------



-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   APPENDIX B
                                   ----------

                              DEVELOPMENT SCHEDULE

     You acknowledge and agree that a material provision of the Area Development Agreement is that the following number of BUFFALO WILD WINGS Restaurants must be opened and continuously operating in the Development Territory in accordance with the following Development Schedule:


=================== ================= ========================= ========================= ===============================
                                                                                               Cumulative number of
                                                                    Date by Which the       Restaurants Required to be
                                                                   Restaurant Must be          Open and Continuously
                                                                 Opened and Continuously   Operating for Business in the
                                      Date by Which Franchise    Operating for Business     Development Territory as of
 Restaurant Number   Restaurant Type  Agreement Must be Signed      in the Territory       the Date in Preceding Column
------------------- ----------------- ------------------------- ------------------------- -------------------------------
1                                      Date of this Agreement                             1
------------------- ----------------- ------------------------- ------------------------- -------------------------------
2                                                                                         2
------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

------------------- ----------------- ------------------------- ------------------------- -------------------------------

=================== ================= ========================= ========================= ===============================


     For purposes of determining compliance with the above Development Schedule, only the Restaurants actually open and continuously operating for business in the Development Territory as of a given date will be counted toward the number of Restaurants required to be open and continuously operating for business.


DEVELOPER:                                 FRANCHISOR

-----------------------------------        BUFFALO WILD WINGS INTERNATIONAL INC.


                                             -----------------------------------
By:                                          By:
   --------------------------------             --------------------------------
   Its:                                         Its:
       ----------------------------                 ----------------------------



-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                              BUFFALO WILD WINGS(R)
                      DEVELOPER INCENTIVE PACKAGE ADDENDUM

     This Addendum is appended to, and made a part of, the BUFFALO WILD WINGS Area Development Agreement, dated ______________ (the "Development Agreement"), between BUFFALO WILD WINGS INTERNATIONAL, INC. ("we" or "us") and ________________ ("you"). Capitalized terms not defined in this Addendum have the meanings given to them in the Development Agreement. In the event of any conflict between the terms of this Addendum and those in the Development Agreement, the terms of this Addendum will control.

The Development Agreement is hereby amended as follows:

1. Development Fee. The Development Fee will be $_____________. There will be no Initial Franchise Fee charged for the Restaurants you develop under this Addendum.

2. Waiver of Royalty Fee. Subject to the terms and conditions of this Addendum and of the Development Agreement, if all your Restaurants are opened on or before the dates set forth in the Development Schedule, for each Restaurant you open on time in accordance with the Development Schedule, we will waive the "Royalty Fees" (as defined in section 9.B of our standard Franchise Agreement in effect as of the date hereof) that would otherwise be due under the Franchise Agreement, for the first 52 weeks of operation for each Restaurant. If you fail to open a Restaurant on time, the waiver of the Royalty Fee for that Restaurant and for all Restaurants open thereafter will be forfeited and you will be obligated to pay the Royalty Fees pursuant to the terms set forth in the Franchise Agreement for each Restaurant. Further, if you default under the Franchise Agreement for a Restaurant within the first 52 weeks of operation for any reason whatsoever, you must pay the Royalty Fee for that Restaurant from the date we issue you written notice of default, even though you may subsequently cure the default.

3. Additional Term. If you fully comply with the Development Schedule during the initial term of the Development Agreement, we will extend the term of the Development Agreement for months commencing on the date the franchise agreement for your Restaurant is executed (the "Bonus Term"), provided, however, that the Bonus Term may be terminated early pursuant to Section 7 of the Development Agreement. During the Bonus Term, you will have the option to develop and operate as many additional Restaurants within the Development Territory as you choose, subject to the terms and conditions of the Development Agreement and this Addendum. All additional Restaurants for which you exercise your option must be open prior to the expiration of the Bonus Term. We will not charge you an Initial Franchise Fee for these additional Restaurants; however, you must pay the Royalty Fee for each Restaurant from the date of opening.

4. Development and Training Staff. Within 4 months after the date of this Addendum, you must employ and maintain for the remaining term of this Addendum a full-time development executive, who satisfactorily meets our development executive requirements. Your development executive will be responsible to supervise the development process for your Restaurants. To qualify for the position, your development executive must, at a minimum, have prior experience in developing a similar number of restaurants or lodging facilities over a similar development period. Prior to hiring the development executive, you must obtain our written approval. We reserve the right to revoke our prior approval of your development executive at any time. In addition, you must replace your development executive if he is unable to perform the functions necessary to satisfy your obligations under this Addendum and the Development Agreement. Furthermore, in the event that you fail to open (i) one of your Restaurants on or before the date set forth in the Development Schedule and you do not have months in your bank to offset the missed deadline or (ii) two consecutive Restaurants on or before the dates set forth in the Development Schedule regardless of whether you have months in your bank to offset the missed deadline, you shall, within sixty (60) days after the missed deadline, hire a new development executive; provided, however, that prior to hiring the new development executive, you must also obtain our written approval. We shall have no liability in connection with or related to our approval (or revocation thereof) or the performance of your development executive.

     Prior to opening your eighth Restaurant under the Development Agreement, you must employ, and maintain for the remaining term of this Addendum, a professional training executive, who has completed to our satisfaction our training requirements and otherwise meets our training executive standards. Your training executive also must attend and successfully complete any ongoing training we may require. Your training executive will be responsible for supervising the training of your employees and the opening of your Restaurants. You must replace your professional training executive if he is unable to perform the functions necessary to satisfy your obligations under this Addendum and the Development Agreement.

5. Training Facilities. One of the first 3 Restaurants you develop must contain facilities, approved by us, adequate for the proper training of employees who work at your Restaurants (a "Training Store"). You must have one approved Training Store for every 12 Restaurants you develop under the Development Agreement and this Addendum. Once developed, a Training Store must remain open for the remaining term of the Development Agreement.

     It is the intention of the parties that, by the time you open your fourth Restaurant under the Development Agreement and this Addendum, you will be self-sufficient with respect to the training of your Restaurant Employees and the opening of your Restaurants. We require that by the time you are ready to go through the training for your third Restaurant under the Development Agreement, you must have at least one certified trainer in a front of house position and one certified trainer in a heart of house position to assist us in providing the training for the third Restaurant under the Development Agreement. By the time you are ready to go through the training for your fourth Restaurant under the Development Agreement, you must have at least 2 certified trainers in front of house positions, 3 certified trainers in heart of house positions and one certified manager to supervise the five certified trainers to provide all the training necessary to open the fourth and any subsequent Restaurant under the Development Agreement. All the certified trainers and managers must be previously approved by us and we can withdraw such approval at any time. We do not have any obligation to provide training and opening assistance for the fourth and subsequent Restaurants under the Development Agreement. All training must comply with our requirements and must be completed to our satisfaction. We shall have no liability in connection with or related to our approval (or revocation thereof), the operation or performance of any Training Store, training executive, or any training program.

6. Management Structure. Prior to the opening of your third Restaurant, you must submit and receive our approval for your regional operational management structure for all Restaurants to be opened under this Addendum.

7. Compliance Month Bank. To assist you in remaining in compliance under the Development Schedule, you will have a bank of months to cover a late opening of a Restaurant. You will begin with a credit of ___ months. For each month that you open a Restaurant prior to the scheduled opening date, one month will be added to your bank. Partial months are credited and deducted as half months. If any Restaurant is opened after its scheduled opening date, months will be deducted from your bank and, provided that you have a sufficient number of months available in your bank to cover the number of months that you are late in opening your Restaurant, you will still be deemed to, be in compliance with your Development Schedule. For example, if you begin with 10 months in your Compliance Month Bank and you open your first Restaurant two months early but your Second Restaurant two weeks after the scheduled opening date, your Compliance Month Bank will contain 11 1/2 months from which you may draw upon if any future Restaurants open after the scheduled opening date. In the event the months in your bank fall to zero (0) or below zero (0) at any given time, the bank of months will be automatically eliminated altogether.

8. Press Release. We may hire, at our own cost, a public relations firm to prepare an article on you and the execution of the Development Agreement to be released in such publications as we deem appropriate. You agree to be interviewed and otherwise assist us and the firm we hire in the preparation of the article. Prior to any public release, we will send you a copy of the article for your approval. You will have 10 days from the date we send you the article to raise any objections to it. You will not be entitled to any compensation for the preparation or use of the article. Furthermore, you and your Principal Owner hereby release us and our affiliates of all and any claims arising out of or relating to the article, its content, use or publication.

9. All provisions of the Agreement that are not expressly modified herein shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

DEVELOPER:                                 FRANCHISOR

-----------------------------------        BUFFALO WILD WINGS INTERNATIONAL INC.


                                             -----------------------------------
By:                                          By:
   --------------------------------             --------------------------------
   Its:                                         Its:
       ----------------------------                 ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                                STATE OF ILLINOIS
                                -----------------


     This Addendum pertains to franchises sold in the State of Illinois and is for the purpose of complying with Illinois statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended to include the following:

     1. The fourth and fifth sentences of Section 10.C of the Agreement are hereby deleted in their entirety.

     2. Section 10.C of the Agreement is hereby amended to include the following:

          Nothing in this Section 10.C, however, may be construed to mean that you may not rely on the BUFFALO WILD WINGS Offering Circular that we provided to you in connection with the offer and purchase of your BUFFALO WILD WINGS Business. Although the statements in the Offering Circular do not become part of the Area Development Agreement, nothing in the Offering Circular may contradict or be inconsistent with the contract terms.

     3. The first sentence of Section 10.G is therefore deleted in its entirety, and the following substituted in lieu thereof:

          Subject to Section 10.M, any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties must be brought in the Illinois federal or state court for the Designated Area in which you are located.

     4. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

     Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.



YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                                STATE OF MARYLAND
                                -----------------


     This Addendum pertains to franchises sold in the State of Maryland and is for the purpose of complying with Maryland statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended as follows:

     1.   The following sentence is hereby added to the end of Section 10.C:

          Nothing in this Section 10.C, however, will act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

     2. Section 10.G is amended to provide that you may bring a lawsuit in Maryland for claims arising under the Maryland Franchise Registration and Disclosure Law. Section 10.G is further amended to provide that any claims arising under the Maryland Franchise Registration and Disclosure Law must be brought within three (3) years after the date of the Franchise Agreement.

     3. Any provision in the Agreement that requires you to disclaim the occurrence and/or acknowledge the non-occurrence of acts that would constitute a violation of the Maryland Franchise Registration and Disclosure Law is not intended to nor will it act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

     4. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

     Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                               STATE OF MINNESOTA
                               ------------------


     This Addendum pertains to franchises sold in the State of Minnesota and is for the purpose of complying with Minnesota statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended as follows:

     1. We will undertake the defense of any claim of infringement by third parties involving the BUFFALO WILD WINGS mark, and you will cooperate with the defense in any reasonable manner prescribed by us with any direct cost of such cooperation to be borne by us.

     2. Minnesota law provides franchisees with certain termination and nonrenewal rights. As of the date of this Franchise Agreement, Minn. Stat. Sec. 80C.14, Subd. 3, 4 and 5 require, except in certain specified cases, that a franchisee be given 90 days notice of termination (with 60 days to cure) and 180 days notice for nonrenewal of the franchise agreement.

     3.   Section 10.H is hereby deleted in its entirety.

     4. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

     Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                              STATE OF NORTH DAKOTA
                              ---------------------


     This Addendum pertains to franchises sold in the State of North Dakota and is for the purpose of complying with North Dakota statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended to include the following:

     1. The North Dakota Securities Commissioner has held that requiring franchisees to consent to the jurisdiction of courts outside of North Dakota is unfair, unjust or inequitable within the intent of Section 51-19-09 of the North Dakota Franchise Investment Law. The first sentence of Section 10.G is therefore deleted in its entirety, and the following substituted in lieu thereof:

          Any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties that is not subject to arbitration must be brought in the Federal District Court for the District of Minnesota or in Hennepin County District Court, Fourth Judicial District, Minneapolis, Minnesota or the federal or state court of the Development Territory in which you are located.

     2. Section 10.H is hereby deleted from the Area Development Agreement, as a waiver of punitive damages is considered unenforceable in the State of North Dakota.

     3. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

     Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                               STATE OF WASHINGTON


     This Addendum pertains to franchises sold in the State of Washington and is for the purpose of complying with Washington statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended to include the following:

     1. Section 10.C of the Area Development Agreement is amended by the addition of the following language:

               If any of the provisions in the Franchise Offering Circular or Area Development Agreement are inconsistent with the relationship provisions of R.C.W. 19.100.180 or other requirements of the Washington Franchise Investment Protection Act, the provisions of the Act will prevail over the inconsistent provisions of the Franchise Offering Circular and Area Development Agreement with regard to any franchise sold in Washington.

     2. Section 10 of the Area Development Agreement is amended by the addition of the following language:

               A release or waiver of rights executed by you will not include rights under the Washington Franchise Investment Protection Act except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, rights or remedies under the Act such as a right to a jury trial may not be enforceable.

     3. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

               Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                       AREA DEVELOPMENT AGREEMENT FOR THE
                               STATE OF WISCONSIN
                               ------------------


     This Addendum pertains to franchisees in the State of Wisconsin and is for the purpose of complying with Wisconsin statutes and regulations.
Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, the Agreement is amended to include the following:

     1. Notwithstanding anything which may be contained in the body of the Area Development Agreement to the contrary, Section 7.B of the Agreement is extended as follows:

               We will provide you at least 90 days' prior written notice of termination, cancellation, or substantial change in competitive circumstances. The notice will state all the reasons for termination, cancellation, or substantial change in competitive circumstances and will provide that you have 60 days in which to rectify any claimed deficiency. If the deficiency is rectified within 60 days, the notice will be void. If the reason for termination, cancellation, or substantial change in competitive circumstances is nonpayment of sums due under the franchise, you will be entitled to written notice of such default, and will have not less than 10 days in which to remedy such default from the date of delivery or posting of such notice.

     2. Ch. 135, Stats., the Wisconsin Fair Dealership Law, supersedes any provisions of this Agreement or a related document between you and us inconsistent with the Law.

     3. Except as amended herein, the Area Development Agreement will be construed and enforced in accordance with its terms.

     Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                         WE: BUFFALO WILD WINGS
   --------------------------------          INTERNATIONAL INC.

                                             -----------------------------------
By:                                          By:      Sally J. Smith
   --------------------------------             --------------------------------
   Its:                                         Its:  President & CEO
       ----------------------------                 ----------------------------


-----------------------------------
By:
   --------------------------------
   Its:
       ----------------------------

                           ACKNOWLEDGMENT ADDENDUM TO
                BUFFALO WILD WINGS(R) AREA DEVELOPMENT AGREEMENT

As you know, you and we are entering into Area Development Agreement for the development and operation of BUFFALO WILD WINGS(R) restaurants. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

Acknowledgments and Representations*.
-------------------------------------

1.   Did you  receive a copy of our  Offering  Circular  (and all  exhibits  and
     attachments)   at  least  10  business  days  prior  to  signing  the  Area
     Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


2. Have you studied and reviewed carefully our Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


3. Did you receive a copy of the Area Development Agreement at least 5 business days prior to the date on which the Area Development Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


4. Did you understand all the information contained in both the Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

6. Except as state in Item 19, did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Development Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Development Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Development Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the ADA)? Check one: (__) Yes (__) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

9. Do you understand that the success or failure of the development and operation of your Restaurants will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.

                                           APPROVED ON BEHALF OF BUFFALO WILD
                                           WINGS INTERNATIONAL, INC.

Signed:                                    Signed:
       -----------------------------              ------------------------------
Print Name:                                Title:   President & CEO
           -------------------------             -------------------------------
Date:                                      Date:
     -------------------------------            --------------------------------


*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.

                           ACKNOWLEDGMENT ADDENDUM TO
                BUFFALO WILD WINGS(R) AREA DEVELOPMENT AGREEMENT

As you know, you and we are entering into Area Development Agreement for the development and operation of BUFFALO WILD WINGS(R) restaurants. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

Acknowledgments and Representations*.
-------------------------------------

1.   Did you  receive a copy of our  Offering  Circular  (and all  exhibits  and
     attachments)   at  least  10  business  days  prior  to  signing  the  Area
     Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


2. Have you studied and reviewed carefully our Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


3. Did you receive a copy of the Area Development Agreement at least 5 business days prior to the date on which the Area Development Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


4. Did you understand all the information contained in both the Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


6. Except as state in Item 19, did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Development Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Development Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Development Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the ADA)? Check one: (__) Yes (__) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


9. Do you understand that the success or failure of the development and operation of your Restaurants will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.


                                           APPROVED ON BEHALF OF BUFFALO WILD
                                           WINGS INTERNATIONAL, INC.

Signed:                                    Signed:
       -----------------------------              ------------------------------
Print Name:                                Title:   President & CEO
           -------------------------             -------------------------------
Date:                                      Date:
     -------------------------------            --------------------------------


*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.

                           ACKNOWLEDGMENT ADDENDUM TO
                BUFFALO WILD WINGS(R) AREA DEVELOPMENT AGREEMENT

As you know, you and we are entering into Area Development Agreement for the development and operation of BUFFALO WILD WINGS(R) restaurants. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

Acknowledgments and Representations*.
-------------------------------------

1.   Did you  receive a copy of our  Offering  Circular  (and all  exhibits  and
     attachments)   at  least  10  business  days  prior  to  signing  the  Area
     Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


2. Have you studied and reviewed carefully our Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


3. Did you receive a copy of the Area Development Agreement at least 5 business days prior to the date on which the Area Development Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


4. Did you understand all the information contained in both the Offering Circular and Area Development Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


6. Except as state in Item 19, did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Development Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Development Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Development Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the ADA)? Check one: (__) Yes (__) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


9. Do you understand that the success or failure of the development and operation of your Restaurants will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.


                                           APPROVED ON BEHALF OF BUFFALO WILD
                                           WINGS INTERNATIONAL, INC.

Signed:                                    Signed:
       -----------------------------              ------------------------------
Print Name:                                Title:   President & CEO
           -------------------------             -------------------------------
Date:                                      Date:
     -------------------------------            --------------------------------


*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.